CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH
           THE SECURITIES AND EXCHANGE COMMISSION / BRILLIANT DIGITAL
                        ENTERTAINMENT, INC. CONFIDENTIAL

This agreement ("Agreement") is entered into as of July 14, 1998, ("Effective Date") by and between CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, having a place of business at CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION ("CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION ") and Brilliant Digital Entertainment Corporation, having a place of business at 6355 Topanga Canyon Boulevard, Suite 120, Woodland Hills, California, 91367 ("Publisher") on behalf of themselves and their respective worldwide subsidiaries.

                                   BACKGROUND

A. CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION plans to release a processor having CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION technology. Publisher is developing software which is able to use these enhanced capabilities.

B. CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION is willing to provide Publisher with assistance and funds, and to receive distribution rights to the software. Publisher is willing to undertake the development activities and grant the rights set out in this Agreement.

                                    AGREEMENT

CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION and Publisher agree as follows:
1.   PUBLISHER'S EFFORTS
1.1. THE TITLES. The "Titles" to be developed and delivered under this Agreement are the initial CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION scaleable episodes of the Titles and each of the first three subsequent additional episodes (if any) of each Title, made during the term of this Agreement, named CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE

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           CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH
           THE SECURITIES AND EXCHANGE COMMISSION / BRILLIANT DIGITAL
                        ENTERTAINMENT, INC. CONFIDENTIAL

     COMMISSION, CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION and a fourth Title to be determined and agreed upon by the parties no later than November 1, 1998 (the TBD Title). The features the first episode of each of the four Titles must posses are more particularly described in the Product Requirements Document ("PRD") set forth in Attachment A. The Titles include all versions for all PC platforms, and include all updates and enhancements thereof made during the term of this Agreement and the collateral material specified in Attachment B.

1.2. COMMITMENT TO DEVELOP. Publisher shall use commercially reasonable efforts to develop and deliver to CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION the Titles according to the milestones set forth in Section 3 and the Development Schedule and specifications contained in the PRD. The CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION and CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION Titles, must, at a minimum, noticeably demonstrate to an end user the advantages of running the Titles on an CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION processor containing CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION technology, a CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES
     AND EXCHANGE COMMISSION, and CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION and associated graphics cards vs. an CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION Processor running at CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION with a CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION and an CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION and associated graphics card. The CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION and the TBD Title must at a minimum, noticeably demonstrate the advantages of it on an CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION Processor containing CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION running at

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           CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH
           THE SECURITIES AND EXCHANGE COMMISSION / BRILLIANT DIGITAL
                        ENTERTAINMENT, INC. CONFIDENTIAL

     CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, with a CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION and CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION and associated graphics card VS. an CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION Processor containing CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION running at CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, with a CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION and an CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION and associated graphics card.


1.3. LANGUAGES. CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION and CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION will be ready and available for purchase by retailers CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION in the following languages:

1.4. DIALOGUE AND TEXT: U.S. English, CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

1.5. SUBTITLES AND TEXT: CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

1.6. CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION and the TBD Title will be ready and available for purchase by retailers in U.S. English on or before CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, and on or before CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION in the following languages:

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           THE SECURITIES AND EXCHANGE COMMISSION / BRILLIANT DIGITAL
                        ENTERTAINMENT, INC. CONFIDENTIAL

1.7. DIALOGUE AND TEXT: CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

1.8. SUBTITLES AND TEXT: CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

1.9. PROGRAM REVIEW. CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, Publisher and any third party(s) working on the Titles for Publisher shall meet at least twice a month (either in person or by telephone conference) to review the progress of the Titles' development, including the milestones set out in the Development Schedule and the compliance of the Titles with the PRD.

2. TECHNICAL ASSISTANCE FROM CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION is currently helping Publisher optimize and port some of its products to the CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION microprocessor architecture under a separate Source Code License Agreement ("SLA") effective April 27, 1998 between the parties. Any technical contributions to the Titles made by CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION hereunder shall be considered Modifications under that SLA and subject solely to its terms.

          CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION agrees that an Application Engineer will coordinate the technical resources needed from CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION to assist with code optimizations and will be made reasonably available to Publisher as needed.

3.   ADVANCES OF FUNDS

3.1. AMOUNT AND TIMING. CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION will advance certain funds, totaling CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE

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           THE SECURITIES AND EXCHANGE COMMISSION / BRILLIANT DIGITAL
                        ENTERTAINMENT, INC. CONFIDENTIAL

     SECURITIES AND EXCHANGE COMMISSION ($CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION) to Publisher for delivery of 3 Titles, CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, and CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. If CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION and Publisher mutually agree upon the specific details of a fourth Title (which is currently referred to as "Title to be determined") no later than November 1, 1998, then CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION will advance additional funds totaling CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION upon CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION acceptance of the milestones identified below (collectively, the "Funds"). CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION will advance the Funds to Publisher in the amounts specified below CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION after Publisher's accomplishing and delivering, subject to CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION reasonable satisfaction and acceptance not to be unreasonably withheld, each of the following milestones:

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                        ENTERTAINMENT, INC. CONFIDENTIAL

     CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY
     WITH THE SECURITIES AND EXCHANGE COMMISSION



3.2. USE OF FUNDS. The Funds shall only be used for development of the Title until the final deliverable hereunder is accepted by CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

     4.   CONFIDENTIAL   INFORMATION  OMITTED  AND  FILED  SEPARATELY  WITH  THE
          SECURITIES AND EXCHANGE COMMISSION PARTICIPATION IN MARKETING

     4.1. MARKETING. If accepted and timely delivered, CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION will include the Title prominently in CONFIDENTIAL
          INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION marketing efforts and, at CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION sole discretion, may include Publisher in other appropriate marketing activities.

     4.2. LICENSE. To the extent it actually possesses the right to do so, Publisher grants to CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION a royalty-free, world-wide license, with the right to sublicense, to copy, demonstrate, prepare derivative works of, and display and perform publicly the Title and its collateral artwork and documentation in connection with CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION marketing activities for the Title as well as any other CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION marketing activities. This license, however, is contingent upon CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
          EXCHANGE COMMISSION receiving written approval from Publisher each time CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION wishes to exercise its rights hereunder. Publisher will grant such requests if it has the right to do so.

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           THE SECURITIES AND EXCHANGE COMMISSION / BRILLIANT DIGITAL
                        ENTERTAINMENT, INC. CONFIDENTIAL

     4.3. Other Titles. CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION and Publisher may develop or market products which are directly competitive with the Title.

     5.   CONFIDENTIAL   INFORMATION  OMITTED  AND  FILED  SEPARATELY  WITH  THE
          SECURITIES AND EXCHANGE COMMISSION RECOUPMENT OF THE FUNDS

          5.1. "Revenue Copy" means a sale, license, or other distribution of one copy of a Title for which Publisher receives revenue.

          5.2. ROYALTY ON REVENUE COPIES. CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION
               shall earn a royalty on each Revenue Copy distributed by or through Publisher according to the rate schedule below, but not to exceed $CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION (or $CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION if additional funds for which the second sentence of section 3.1 provides, are not advanced by CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION) for Revenue Copies sold, licensed, or otherwise distributed in the United States and not to exceed $CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION (or $CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION if additional funds for which the second sentence of section 3.1 provides, are not advanced by CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION) for Revenue Copies sold, licensed, or otherwise distributed elsewhere.


          CONFIDENTIAL   INFORMATION  OMITTED  AND  FILED  SEPARATELY  WITH  THE
          SECURITIES AND EXCHANGE COMMISSION


          5.3. RESERVES.  Publisher  shall be  entitled  to retain a  reasonable reserve for product returns and discounts, not to exceed CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE

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           THE SECURITIES AND EXCHANGE COMMISSION / BRILLIANT DIGITAL
                        ENTERTAINMENT, INC. CONFIDENTIAL

               SECURITIES AND EXCHANGE COMMISSION% of the amount otherwise payable under section 5.1. Such reserve shall be liquidated no later than CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION following the CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION in which the reserve was retained.

          5.4. ADVERTISING. Until the funds have been recouped, CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION will also receive from Publisher CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION% of Publisher's CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION revenues from advertising on CD ROM versions of the Titles and on web pages devoted to the Titles, minus CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION (CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION% of CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION revenues). These revenues apply towards CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION recoupment of the Funds. If Publisher derives revenue from web pages on which the Titles and other properties are advertised, CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION will receive CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION% of CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION revenues for the percentage of advertising revenue derived from the Titles specifically.

          5.5. WEB LINKING. Publisher will provide a link and generate visits from its World Wide Web page to another World Wide Web page that CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE
               SECURITIES AND EXCHANGE COMMISSION will, from time to time specify ("click throughs").

               5.5.1.CONFIDENTIAL  INFORMATION OMITTED AND FILED SEPARATELY WITH
                    THE SECURITIES AND EXCHANGE

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           THE SECURITIES AND EXCHANGE COMMISSION / BRILLIANT DIGITAL
                        ENTERTAINMENT, INC. CONFIDENTIAL

                    COMMISSION and Publisher will agree on the specific terms of this web linking plan no later than CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION for BTS titles and CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION for Holiday titles.

          5.6. DISCOUNTED TITLE PURCHASES. For a period of CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION years after the Effective Date, CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION shall have the option, at its sole discretion, to purchase copies of the Titles at a CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION% discount off the best distributor discount (minimum of CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION% ), for re-sale by CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION will apply the CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION% discount towards the recoupment of the Funds for each unit subsequently sold by CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION or CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION designated agent.

          5.7. USE OF AN CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION LOGO. Publisher will, at CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION request, use an CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION logo on the Titles' packaging in a manner specified by CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION and according to standard CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION logo licensing terms.

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           THE SECURITIES AND EXCHANGE COMMISSION / BRILLIANT DIGITAL
                        ENTERTAINMENT, INC. CONFIDENTIAL

               Publisher will not use an CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION logo unless so requested to do so by CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

          5.8. FUNDS RECOUPMENT CAP. The maximum aggregate amount payable to CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION under section 5 as royalties, as advertising revenues, and as discounts shall not exceed the actual amount of funds paid to publisher by CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION under section 3.1. The discounts may continue to be provided subject to Section 5.5 following full recoupment of funds.

          6.   MONEY

          6.1. MANNER OF PAYMENT. All payments shall be made in US dollars, and shall be sent to the address specified in this Agreement. Payments shall be made by wire transfer or, if no wire transfer instructions are given, by check drawn on a U.S. bank. A party may specify revised instructions and address by written notice to the other.

          6.2. PAYMENTS TO CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. Payments to CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION shall be by wire transfer to CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION for the account of CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, General Account CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

          6.3. PAYMENTS TO PUBLISHER. Payments to Publisher shall be made by wire transfer to: CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, ABA#:
               CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, Attn: CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE

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               COMMISSION,   Account  Name:  Brilliant  Digital   Entertainment,
               Account #: CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

          6.4. STATEMENTS. Within CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION after the end of each calendar quarter during the term of this Agreement Publisher shall pay any amounts due and shall deliver to CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION at the addresses set out in this Agreement a report which sets out:
               6.4.1. The period covered;
               6.4.2. The number of copies of each Title distributed  hereunder;
               6.4.3.  The number of Revenue Copies,  6.4.4.  The balance of the
               Funds; and 6.4.5. The balance of accounts receivable on the Titles.

          6.5. RECORDS AND AUDITING. Each party shall maintain complete and accurate records of the activities performed under this Agreement (including records of sales and distribution) for a period of three (3) years after the completion thereof. Records relating to the performance of this Agreement shall be made available in confidence to other party's independent certified public accountants (or equivalent for non-U.S. jurisdictions) upon reasonable notice, which records may be used for the sole purpose of auditing a party's compliance with the Agreement. In the event that a shortfall greater than 10% is discovered in royalties paid by a party, such audit shall be at the audited party's expense, and such party shall promptly make up the difference.

          6.6. TAXES. Each party shall be solely responsible for its own taxes, including any applicable sales taxes and customs duties on items acquired under this Agreement. To the extent, if any, that the applicable taxing authority requires withholding of taxes based on payments made hereunder, the paying party shall withhold such taxes and provide the payee with the documentation reasonably necessary to claim a credit therefor.

          7.   TERM,  TERMINATION,  WHAT IF  SOMETHING  GOES WRONG

          7.1. TERM OF AGREEMENT. This Agreement's term commences as of the Effective Date and terminates on the later of March 31, 2003 or the last day of the calendar year in which CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION fully recoups the Funds, unless earlier terminated or unless extended by agreement of the parties.

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          7.2. BREACH.  Either  party may  terminate  this  Agreement by written notice if the other party is in material breach of any of its terms and fails to cure such breach within thirty days of written notice of such breach.

          7.3. DELAY. Publisher shall promptly notify CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION of any anticipated delay in meeting the Development Schedule. If it appears that there will be a delay in having one or more Titles delivered and accepted as set out in this Agreement, then CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION and Publisher shall meet to discuss an appropriate course of action in good faith before exercising any of the remedies set out below. Both parties shall use reasonable judgment and efforts to rearrange development and ingredient delivery schedules to deal with setbacks, such as unavailability of specific technology ingredients or difficulty in developing the Titles. 7.3.1. If Publisher's delay is due to causes beyond its reasonable control then the remaining dates for Publisher's deliverables, and all other dates calculated from those date(s), shall be extended by a reasonable amount of time, not in any case to exceed three months in the aggregate or the period of any delay in CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION providing technology labeled "Critical."
          If the Delay will be over ninety days, then CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION may terminate the Agreement by written notice to Publisher.

          7.4. CONVENIENCE. In addition to the provisions above, CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION may, at its sole discretion, terminate this Agreement without cause by written notice to Publisher. If CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION chooses to terminate this Agreement without cause, Publisher shall be entitled to retain all Funds provided by CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION to Publisher before the effective date of termination, and CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE
               SECURITIES AND EXCHANGE COMMISSION shall have no rights in Publisher's Titles.

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          7.5. EFFECT OF TERMINATION. Upon any termination of this Agreement for any reason: 7.5.1. Publisher shall on CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
               COMMISSION   written   request,   return   all   materials   that
               CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION had provided hereunder. 7.5.2. The provisions of Section 8 shall survive termination. 7.5.3. Any third-party licenses directly or indirectly granted by a party under this Agreement shall survive such termination, provided, that the party granting such license shall be responsible for any royalties earned on the license under this Agreement. 7.5.4. Publisher may retain that portion of the Funds paid prior to termination, but if termination is other than for Convenience or
               for  breach  by  CONFIDENTIAL   INFORMATION   OMITTED  AND  FILED
               SEPARATELY  WITH THE  SECURITIES  AND  EXCHANGE  COMMISSION,  and
               Publisher releases, licenses or otherwise commercializes the Titles in any format or medium, Publisher shall return the previously advanced Funds to CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION at a rate of $CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION per retail Revenue Copy or $CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION per OEM Revenue Copy until the entire amount of previously advanced Funds is repaid to CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

          7.6. RIGHTS. Subject to the limitations in Section 4.2, Publisher warrants and represents that it has or shall obtain all rights necessary to undertake the activities described in this Agreement and to grant the licenses described herein. Publisher shall promptly notify CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION of any charge or claim of infringement of any third party's right relating to development or distribution of the Titles.

          7.7. NOT A MUNITION. Publisher warrants and represents that the Titles, including any updates or revisions, contains and shall contain no encryption or other capabilities that renders it subject to the US's

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                        ENTERTAINMENT, INC. CONFIDENTIAL

               International  Traffic and Arms Regulation (ITAR) set forth at 22
               C.F.R.,   Section  120  et  seq.  or  any  successor  or  foreign
               counterpart regulations.

          7.8. SUITS BASED ON TITLES. Publisher shall defend, indemnify, and hold CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION and its customers harmless from and against any suit or proceeding brought against CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, its subsidiaries or customers, based upon the development or distribution of Titles, including any claim that the Titles infringes any third-party intellectual property right (a "Claim"). Publisher's indemnity will include all damages and costs awarded, including attorneys' fees, and settlement costs, provided that CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION shall not settle any claim without Publisher's consent. 7.8.1. The indemnified party shall promptly notify Publisher of any Claim and will provide information, assistance, and cooperation in defending against it (at Publisher's expense).
               7.8.2. The  indemnified  party will have the right to participate in the defense of any Claim, at its own expense.
               7.8.3. If there appears, in CONFIDENTIAL  INFORMATION OMITTED AND
                    FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION opinion, to be a reasonable likelihood that distribution of any portion of the Titles may be found to infringe the rights of any third party, then CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION may terminate the Agreement or Publisher, at its expense, will either (i) obtain for CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION or its customers the right to continue to use such Titles as contemplated herein,
                    (ii) modify such Titles so that it becomes non-infringing, but without materially altering its functionality, or (iii) replace such Titles with a functionally equivalent non-infringing Titles, all at CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION option.
               7.8.4. This  indemnity  shall not apply to portions of the Titles prepared or provided by the indemnified party.
               7.8.5. Publisher's  total  liability under this section shall not exceed the amount of Funds provided by CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION under this agreement.

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          8.   WARRANTS. As partial  consideration for CONFIDENTIAL  INFORMATION
               OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION obligations under Section 2 of this Agreement and the requirements under "Next Step" in clause 6 ("Application Feature Specifications") of the "CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION Brilliant Digital Entertainment Technical Production Requirements Document" attached hereto as Attachment A, Publisher has granted to CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION a Warrant, attached hereto as Attachment D.

          9.   GENERAL PROVISIONS

               9.1. CONFIDENTIAL  TERMS.  Except as otherwise  provided  herein, each party shall maintain other party's confidential disclosures in confidence pursuant to CNDA #89580. Neither party may disclose the existence or terms of this Agreement without the prior written consent of the other party except as required by law or as required by section 401(a), "Immediate Public Disclosure of Material Information," of the American Stock Exchange Company Guide. Any such required disclosure(s) will be to the most limited extent allowable.

               9.2. TITLE.  Except for the licenses  expressly provided here, or in a "shrink wrap" or other written license, no licenses are granted by either party, either expressly or by implication, to any intellectual property of the other. Notwithstanding CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION ownership in the copyrights in the CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION Technology, Publisher shall own all copyrights in its own original work, including its own Titles.

               9.3. RELATIONSHIP  OF PARTIES.  The  parties are not  partners or joint venturers, or liable for the obligations, acts, or activities of the other.

               9.4. AMENDMENTS  AND  ASSIGNMENTS.  Any change,  modification  or waiver to this Agreement must be in writing and signed by an authorized representative of each party. Neither party may assign this Agreement or any portion of this Agreement to any other party without the other's prior written consent.

               9.5. MERGER AND WAIVER.  This  Agreement is the entire  agreement between the parties with respect to the development and distribution of the Titles, and it supersedes any prior or
                    contemporaneous   agreements   and   negotiations

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                    relating  thereto.  No waiver of any breach or default shall constitute  a waiver of any  subsequent  breach or  default.

               9.6. LIMITED  LIABILITY.  Neither  party  shall be  liable to the other for lost profits, expected revenues, or development or support costs arising from any termination of this Agreement. IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR LOSS OF PROFITS, DATA, OR USE OR ANY SPECIAL, CONSEQUENTIAL OR INCIDENTAL DAMAGES, HOWEVER CAUSED, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGE. THE PARTIES ACKNOWLEDGE THAT THESE LIMITATIONS ON POTENTIAL LIABILITIES WERE AN ESSENTIAL ELEMENT IN SETTING CONSIDERATION UNDER THIS AGREEMENT.

               9.7. EXPORT.  Neither  party  shall  export  the  Titles  or  the
                    CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION in violation of US or other applicable law.

               9.8. NOTICES AND REQUESTS.  All notices and requests  required or made under this Agreement must be in writing and shall be personally delivered or if mailed postage prepaid, certified or registered mail, or overnight courier to the addresses listed below: CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

               9.9. CHOICE OF LAW.  Any claim based on this  Agreement  shall be governed by the laws of Delaware, and shall be subject to the exclusive jurisdiction of the state and federal courts located there.

               9.10.ATTACHMENTS.  The following  Attachments are incorporated by reference  into  this  Agreement:
                    9.10.5 Attachment D-- Warrants

               IN  WITNESS  OF THEIR  AGREEMENT,  the  parties  have  caused the
               Agreement   to   be   executed   below   by   their    authorized
               representatives.

CONFIDENTIAL  INFORMATION  OMITTED      BRILLIANT DIGITAL ENTERTAINMENT, INC.
AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION      BY: /S/ MICHAEL OZEN
                                            ----------------
                                        MICHAEL OZEN
                                        CHIEF FINANCIAL OFFICER
By:   /S/
   ------------------------------
   CONFIDENTIAL INFORMATION
   OMITTED AND FILED SEPARATELY
   WITH THE SECURITIES AND
   EXCHANGE COMMISSION
     VICE-PRESIDENT